Exhibit 24.1
CENTEX CORPORATION
POWER OF ATTORNEY
THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller and Thomas J. Falk, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2008, together with any and all amendments thereto.
This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days’ written notice of such revocation.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of May, 2008.

/s/ Barbara T. Alexander
Barbara T. Alexander
Director Centex Corporation

CENTEX CORPORATION
POWER OF ATTORNEY
THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller and Thomas J. Falk, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2008, together with any and all amendments thereto.
This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days’ written notice of such revocation.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of May, 2008.

/s/ Matthew K. Rose
Matthew K. Rose
Director Centex Corporation

CENTEX CORPORATION
POWER OF ATTORNEY
THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller and Thomas J. Falk, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2008, together with any and all amendments thereto.
This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days’ written notice of such revocation.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of May, 2008.

/s/ Juan L. Elek
Juan L. Elek
Director Centex Corporation

CENTEX CORPORATION
POWER OF ATTORNEY
THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller and Thomas J. Falk, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2008, together with any and all amendments thereto.
This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days’ written notice of such revocation.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of May, 2008.

/s/ Clint W. Murchison, III
Clint W. Murchison, III
Director Centex Corporation

CENTEX CORPORATION
POWER OF ATTORNEY
THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller and Thomas J. Falk, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2008, together with any and all amendments thereto.
This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days’ written notice of such revocation.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of May, 2008.

/s/ Frederick M. Poses
Frederick M. Poses
Director Centex Corporation

CENTEX CORPORATION
POWER OF ATTORNEY
THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller and Thomas J. Falk, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2008, together with any and all amendments thereto.
This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days’ written notice of such revocation.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of May, 2008.

/s/ Ursula O. Fairbairn
Ursula O. Fairbairn
Director Centex Corporation

CENTEX CORPORATION
POWER OF ATTORNEY
THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller and Thomas J. Falk, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2008, together with any and all amendments thereto.
This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days’ written notice of such revocation.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of May, 2008.

/s/ David W. Quinn
David W. Quinn
Director Centex Corporation

CENTEX CORPORATION
POWER OF ATTORNEY
THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller and Thomas J. Falk, or either of such individuals, with full power of substitution in the premises, as the undersigned’s true and lawful agents and attorneys-in-fact (the “Attorneys-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2008, together with any and all amendments thereto.
This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days’ written notice of such revocation.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of May, 2008.

/s/ Thomas M. Schoewe
Thomas M. Schoewe
Director Centex Corporation

CENTEX CORPORATION
POWER OF ATTORNEY
THE UNDERSIGNED hereby constitutes and appoints Thomas J. Falk, with full power of substitution in the premises, as the undersigned’s true and lawful agent and attorney-in-fact (the “Attorney-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2008, together with any and all amendments thereto.
This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days’ written notice of such revocation.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of May, 2008.

/s/ Timothy R. Eller
Timothy R. Eller
Director Centex Corporation

CENTEX CORPORATION
POWER OF ATTORNEY
THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller and Thomas J. Falk with full power of substitution in the premises, as the undersigned’s true and lawful agent and attorney-in-fact (the “Attorney-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2008, together with any and all amendments thereto.
This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days’ written notice of such revocation.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of May, 2008.

/s/ James J. Postl
James J. Postl
Director Centex Corporation

CENTEX CORPORATION
POWER OF ATTORNEY
THE UNDERSIGNED hereby constitutes and appoints Timothy R. Eller, as the undersigned’s true and lawful agent and attorney-in-fact (the “Attorney-in-Fact”), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Corporation (the “Company”), to execute and file with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended March 31, 2008, together with any and all amendments thereto.
This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days’ written notice of such revocation.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 7th day of May, 2008.

/s/ Thomas J. Falk
Thomas J. Falk
Director Centex Corporation